UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23266

AIP ALTERNATIVE LENDING FUND P

(Exact name of Registrant as specified in Charter)

100 Front Street, Suite 400
West Conshohocken, Pennsylvania 19428-2881

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (800) 421-7572

Kara Fricke, Esq.
Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

(Name and address of agent for service)

COPY TO:

Allison M. Fumai, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, NY 10036-6797
(212) 698-3526

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

ITEM 1.                                          REPORTS TO STOCKHOLDERS.  The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ALTERNATIVE INVESTMENT PARTNERS
AIP ALTERNATIVE LENDING FUND P Financial Statements For the Year Ended September 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the reports will be made available on the Fund's website, https://www.morganstanley.com/im/registeredhedgefundshareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, you can call 800-421-7572 or send an email request to MorganStanleyAlter@umb.com to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Fund complex if you invest directly with the Fund.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Financial Statements
For the Year Ended September 30, 2019

Contents

Financial Statements
Report of Independent Registered Public Accounting Firm	1
Statement of Assets and Liabilities	2
Statement of Operations	3
Statements of Changes of Net Assets	4
Statement of Cash Flows	5
Notes to Financial Statements	6
Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)	14
Quarterly Portfolio Schedule (Unaudited)	14
U.S. Privacy Policy (Unaudited)	15
Information Concerning Trustees and Officers (Unaudited)	18

Audited consolidated financial statements for AIP Alternative Lending Fund A for the year ended September 30, 2019 are attached to these financial statements and are an integral part thereof.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of AIP Alternative Lending Fund P

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AIP Alternative Lending Fund P (the "Fund"), as of September 30, 2019, and the related statements of operations, changes of net assets and cash flows for the year then ended and the related notes (collectively referred to as the "financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at September 30, 2019, the results of its operations, changes in its net assets and its cash flows for the year then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2019, by correspondence with the custodian and others. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.

New York, New York
November 27, 2019

1

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Statement of Assets and Liabilities
September 30, 2019

Assets
Investment in AIP Alternative Lending Fund A, at fair value (cost $134,160,926)	$135,803,220
Cash and cash equivalents	2,326,966
Prepaid investments in AIP Alternative Lending Fund A	9,925,000
Due from Adviser	80,406
Other assets	11,374
Total assets	148,146,966
Liabilities
Subscriptions received in advance	9,404,500
Distribution payable	1,132,002
Shareholder servicing fees payable	167,538
Payable for share repurchases	103,651
Accrued expenses and other liabilities	78,487
Total liabilities	10,886,178
Net assets	$137,260,788
Net assets consist of
Net capital	$135,618,549
Total distributable earnings (loss)	1,642,239
Net assets	$137,260,788
Net asset value per share:
134,653.810 shares issued and outstanding, no par value, 500,000 registered shares	$1,019.36
Maximum offering price per share ($1,019.36 plus sales load of 3% of net asset value per share)	$1,049.94

See accompanying notes and attached audited consolidated financial statements for AIP Alternative Lending Fund A.
2

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Statement of Operations
For the Year Ended September 30, 2019

Investment Income
Dividends	$7,464,210
Expenses
Shareholder servicing fees	672,731
Transfer agent fees	90,000
Offering costs	52,084
Professional fees	74,500
Accounting and administration fees	19,750
Registration fees	15,379
Custody fees	6,175
Trustees fees	6,000
Other expenses	40,501
Total expenses	977,120
Expense reimbursements	(80,406)
Net expenses	896,714
Net investment income (loss)	6,567,496
Realized and unrealized gain (loss) from investment in AIP Alternative Lending Fund A
Net change in unrealized appreciation/depreciation on investments	1,642,294
Net realized and unrealized gain (loss) from investment in AIP Alternative Lending Fund A	1,642,294
Net increase (decrease) in net assets resulting from operations	$8,209,790

See accompanying notes and attached audited consolidated financial statements for AIP Alternative Lending Fund A.
3

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Statement of Changes in Net Assets

For the Year Ended September 30, 2019
Net increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$6,567,496
Net change in unrealized appreciation/depreciation on investments	1,642,294
Net increase (decrease) in net assets resulting from operations	8,209,790
Distributions to shareholders from:
Distributions resulting from operations	(6,567,551)
Total distributions	(6,567,551)
Shareholder transactions:
Subscriptions (representing 131,827.654 shares)	132,784,081
Distributions reinvested (representing 3,230.059 shares)	3,242,721
Repurchases (representing 503.903 shares)	(508,253)
Net increase (decrease) in net assets from shareholder transactions	135,518,549
Total increase (decrease) in net assets	137,160,788
Net assets, beginning of year (representing 100.000 shares)	100,000
Net assets, end of year (representing 134,653.810 shares)	$137,260,788

See accompanying notes and attached audited consolidated financial statements for AIP Alternative Lending Fund A.
4

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Statement of Cash Flows
For the Year Ended September 30, 2019

Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$8,209,790
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net change in unrealized appreciation/depreciation on investment in AIP Alternative Lending Fund A	(1,642,294)
Purchase of investments in AIP Alternative Lending Fund A	(134,160,926)
(Increase) decrease in prepaid investments in AIP Alternative Lending Fund A	(9,925,000)
(Increase) decrease in due from Adviser	(80,406)
Increase (decrease) in shareholder servicing fees payable	167,538
(Increase) decrease in other assets	(11,374)
Increase (decrease) in accrued expenses and other liabilities	78,487
Net cash provided by (used in) operating activities	(137,364,185)
Cash flows from financing activities
Subscriptions, including those received in advance	142,188,581
Distributions, net of reinvestments	(2,192,828)
Repurchases	(404,602)
Net cash provided by (used in) financing activities	139,591,151
Net change in cash and cash equivalents	2,226,966
Cash and cash equivalents at beginning of year	100,000
Cash and cash equivalents at end of year	$2,326,966
Supplemental disclosure of cash flow and non-cash information:
Distributions reinvested	$3,242,721

See accompanying notes and attached audited consolidated financial statements for AIP Alternative Lending Fund A.
5

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Notes to Financial Statements
September 30, 2019

1.  Organization

AIP Alternative Lending Fund P (the "Fund") was organized under the laws of the State of Delaware as a statutory trust on June 14, 2017. The Fund commenced operations on October 1, 2018 and operates pursuant to an Agreement and Declaration of Trust (the "Trust Deed"). The Fund is registered under the U.S. Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company. While non-diversified for 1940 Act purposes, the Fund intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as such requirements are described in Note 2. The Fund has no fixed termination date and will continue unless the Fund is otherwise terminated under the terms of the Trust Deed or unless and until required by law.

The Fund is a "Feeder" fund in a "Master-Feeder" structure whereby the Fund invests substantially all of its assets in AIP Alternative Lending Fund A (the "Master Fund"). The Master Fund is a statutory trust organized under the laws of the State of Delaware and is registered under the 1940 Act as a closed-end, non-diversified management investment company (notwithstanding its compliance with Subchapter M diversification requirements).

The Fund's investment objective is to seek to provide total return with an emphasis on current income. The Fund invests substantially all of its assets in the Master Fund, which has the same investment objective and strategies as the Fund. The Master Fund seeks to achieve its investment objective by investing, primarily through the Trust (as defined below), in alternative lending assets that generate interest or other income streams that the Adviser (as defined below) believes offer access to credit risk premium. Alternative lending assets include loans originated through non-traditional, or alternative, lending platforms ("Platforms") ("Loans") or alternative lending securities that provide the Master Fund with exposure to such instruments ("Securities"), collectively referred to as "Investments". Securities may include rated senior classes of asset-backed securities as well as unrated subordinated interests in pools of alternative lending securitizations and publicly or privately offered equity or debt securities, including warrants of Platforms or companies that own or operate Platforms.

As of September 30, 2019, the Fund had a 30.24% ownership interest in the Master Fund. The consolidated financial statements of the Master Fund, including the Consolidated Condensed Schedule of Investments, are attached to this report and should be read in conjunction with the Fund's financial statements.

The Master Fund generally invests in Loans through MPLI Capital Holdings (the "Trust"), a wholly-owned subsidiary trust of the Master Fund. The Trust was organized under the laws of the State of Delaware as a statutory trust on May 10, 2018. Wilmington Savings Fund Society, FSB, serves as the trustee of the Trust. The Trust operates pursuant to a trust agreement in order to achieve the Master Fund's investment objective, as described above.

Morgan Stanley AIP GP LP (the "Adviser") serves as the Master Fund's investment adviser. The Adviser is a limited partnership formed under the laws of the State of Delaware and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is an affiliate of Morgan Stanley and is responsible for providing day-to-day investment management services to the Master Fund, subject to the

See attached audited consolidated financial statements for AIP Alternative Lending Fund A.
6

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Notes to Financial Statements (continued)

1.  Organization (continued)

supervision of the Master Fund's Board of Trustees (each member a "Trustee" and, collectively, the "Board"). The Fund's Adviser and Board are the same as the Master Fund's.

The Board has overall responsibility for monitoring and overseeing the Adviser's implementation of the Fund's operations and investment program. A majority of the Trustees are not "interested persons" (as defined by the 1940 Act) of the Fund or the Adviser. The same Trustees also serve as the Master Fund's Board.

2.  Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("US GAAP"). Such policies are consistently followed by the Fund in preparation of its financial statements. Management has determined that the Fund is an investment company in accordance with the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services – Investment Companies," for the purpose of financial reporting. The preparation of the financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund's financial statements are stated in United States dollars.

Investment in the Fund

The Fund offers on a continuous basis through Morgan Stanley Distribution, Inc. (the "Distributor") up to 500,000 shares of beneficial interest ("Shares"). The initial closing date ("Initial Closing Date") for the public offering of Shares was October 1, 2018. Shares were offered during an initial public offering period which ended on the Initial Closing Date at an initial offering price of $1,000 per Share and have been offered in a continuous offering thereafter at the Fund's then current net asset value per Share. The Distributor may enter into selected dealer agreements with various brokers and dealers (in such capacity, "Service Agents") that have agreed to participate in the distribution of the Fund's Shares. The Distributor is an affiliate of the Adviser and may be affiliated with one of more service agents. Shares may be purchased as of the first business day of each month at the Fund's then current net asset value ("NAV") per Share, plus any applicable sales load from the Distributor or Service Agent. Investors purchasing Shares in the Fund ("Shareholders") may be charged a sales load of up to 3% of the amount of the investor's purchase. The Distributor or Service Agent may, in its discretion, waive the sales load for certain investors.

Shares are to be sold only to investors that represent that they are "accredited investors" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended. The Distributor and/or any Service Agent may impose additional eligibility requirements for investors who purchase shares through the Distributor or such Service Agent. The minimum initial investment in the Fund by any investor is $50,000 and the minimum additional investment in the Fund by any investor is $25,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain individual investors or classes of investors. Investors may only purchase their Shares through the Distributor or through a Service Agent.

See attached audited consolidated financial statements for AIP Alternative Lending Fund A.
7

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Notes to Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Investment in the Fund (continued)

The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders, and each such repurchase offer will generally be conducted in parallel with similar repurchase offers made by the Master Fund with respect to shares of the Master Fund. Each such similar offer by the Master Fund with respect to shares of the Master Fund will generally apply to between 5% to 25% of the net assets of the Master Fund. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Master Fund should offer to repurchase Shares, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser expects that, generally, it will recommend to the Board that the Master Fund offers to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31. Each repurchase offer will generally commence approximately 90 days prior to the applicable repurchase date.

Investment in the Master Fund

The Fund records its investment in the Master Fund at fair value, which is represented by the Fund's proportionate interest in the net assets of the Master Fund as of September 30, 2019. Valuation of Loans and Securities held by the Master Fund, including the Master Fund's disclosure of Investments under the three-tier hierarchy, is discussed in the notes to the Master Fund's consolidated financial statements. The performance of the Fund is directly affected by the performance of the Master Fund. The consolidated financial statements of the Master Fund, which are attached, are an integral part of these financial statements. Refer to the accounting policies disclosed in the consolidated financial statements of the Master Fund for additional information regarding significant accounting policies that affect the Fund.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash held on deposit and short-term highly liquid investments that are readily convertible to known amounts of cash and have maturities of three months or less. As of September 30, 2019, the Fund did not hold any cash equivalents.

Income Recognition and Expenses

The Fund recognizes income and records expenses on an accrual basis. Income, expenses, and realized and unrealized gains and losses are recorded monthly. The changes in fair value of the investment in the Master Fund are included in net change in unrealized appreciation/depreciation on investments in the Statement of Operations. Realized gain (loss) from investments in the Master Fund is calculated using specific identification.

See attached audited consolidated financial statements for AIP Alternative Lending Fund A.
8

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Notes to Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income tax is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund may be subject to taxes imposed by countries which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net realized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of September 30, 2019. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations.

Generally, open tax years under potential examination vary by jurisdiction, but at least each of the tax years in the period from October 1, 2018 (commencement of operations) to December 31, 2018 remains subject to examination by major taxing authorities.

As of September 30, 2019, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$134,160,926
Gross tax unrealized appreciation	$1,642,294
Gross tax unrealized depreciation	—
Net tax unrealized appreciation/depreciation on investments	$1,642,294
Undistributed ordinary income	$48,581
Undistributed long-term capital gains	—
Total undistributed earnings	$48,581
Net Unrealized appreciation/depreciation	1,642,294
Other Book/Tax Differences	$(48,636)
Total accumulated gain/(loss)	$1,642,239

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term realized capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during the year ended September 30, 2019 was as follows:

September 30, 2019
Distributions paid from:
Ordinary income	$6,567,551
Capital gain	—
Paid-in capital	—
Total	$6,567,551

See attached audited consolidated financial statements for AIP Alternative Lending Fund A.
9

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Notes to Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Income Taxes (continued)

The amount and character of income and gains due to be distributed are determined in accordance with income tax regulations which may differ from US GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of deductibility of certain expenses.

There were no permanent differences resulting in reclassifications among the Fund's components of net assets as of September 30, 2019.

Total distributable earnings	$—
Paid-in capital	$—

As of September 30, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$48,555
Undistributed capital gain	$—

Distribution of Income and Gains

The Fund declares and pays distributions of all or a portion of its net investment income on a quarterly basis. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

The Master Fund intends to be treated as a dealer in securities and anticipates marking to market all the Investments it holds at the close of each taxable year. Any gain or loss deemed realized under the mark to market rules will likely be ordinary.

In order to satisfy the diversification requirements under Subchapter M of the Code, the Fund generally invests its assets in the Master Fund, which invests in Investments that are generally treated as indebtedness for U.S. tax purposes. As such, the Fund expects that its distributions generally will be taxable as ordinary income to the Shareholders.

Pursuant to the dividend reinvestment plan established by the Fund (the "DRIP"), each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income, dividends, and capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elected to receive all income, dividends, and capital gain distributions in cash.

See attached audited consolidated financial statements for AIP Alternative Lending Fund A.
10

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Notes to Financial Statements (continued)

3.  Subscriptions Received in Advance

Subscriptions received in advance represents cash proceeds received by the Fund prior to month-end related to Shareholder subscriptions to be made effective October 1, 2019. As of September 30, 2019, the Fund had subscriptions received in advance of $9,404,500.

4.  Prepaid Investments

Prepaid investments in AIP Alternative Lending Fund A represents amounts transferred to the Master Fund prior to month-end related to the investments to be made effective October 1, 2019. As of September 30, 2019, the Fund had prepaid investments of $9,925,000.

5.  Management Fee, Related Party Transactions and Other

The Fund bears all expenses incurred in the business of the Fund, as well as indirectly its pro rata portion of all expenses incurred by the Master Fund and certain ongoing costs associated with the Fund's continuous offering. The Fund does not pay the Adviser a management fee; however, as a holder of shares of the Master Fund, the Fund and its Shareholders are indirectly subject to the management fees to be charged to the Master Fund by the Adviser. The Adviser has agreed to waive the Master Fund's management fee for the first year of operations.

The Adviser has agreed to waive fees and/or reimburse the Master Fund to the extent that the ordinary operating expenses incurred by the Master Fund in any calendar year exceed 2.00% of the Master Fund's average annual Managed Assets (as defined below), calculated as of the end of each calendar month. Ordinary operating expenses exclude platform fees, borrowing costs, certain investment related expenses, and extraordinary expenses. "Managed Assets" means the total assets of the Master Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Master Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes).

The Adviser has agreed to reimburse the Fund to the extent that the ordinary expenses incurred by the Fund in any calendar year exceed 1.00% of the Fund's average annual net assets, calculated as of the end of each calendar month. Ordinary expenses exclude (i) the Fund's proportionate share of the management fees paid to the Adviser by the Master Fund, (ii) the Fund's proportionate share of the other expenses of the Master Fund, and (iii) the Fund's extraordinary expenses (i.e. expenses incurred by the Fund outside the of the ordinary course of business, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for a meeting of Shareholders, taking into account any expense waivers). For the year ended September 30, 2019, the Fund's expense reimbursements were $80,406, of which $80,406 was receivable from the Adviser as of September 30, 2019.

The Fund pays the Distributor, and the Distributor pays each Service Agent, a monthly distribution and shareholder servicing fee of up to 0.0625% (0.75% on an annualized basis) of the NAV of the outstanding Shares attributable to the clients of the Service Agent who are invested in the Fund through the Service Agent.

See attached audited consolidated financial statements for AIP Alternative Lending Fund A.
11

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Notes to Financial Statements (continued)

5.  Management Fee, Related Party Transactions and Other (continued)

In exchange for this fee, the Service Agent provides distribution, marketing and/or sales support services. In addition, each Service Agent provides the shareholder services such as assisting in establishing and maintaining accounts and records relating to clients that invest in Shares, responding to client inquiries relating to the services performed by the Service Agent, responding to routine inquiries from clients concerning their investments in Shares, assisting clients in changing account designations and addresses, assisting in processing client repurchase requests and providing such other similar services as permitted under applicable statutes, rules and regulations. For the year ended September 30, 2019, the Fund incurred shareholder servicing fees of $672,731, of which $167,538 was payable as of September 30, 2019.

As of September 30, 2019, the Fund incurred approximately $52,084 of offering costs, which have been capitalized and amortized on a straight-line basis over the 12-month period following the Fund's commencement of operations.

U.S. Bancorp Fund Services, LLC ("USBFS") provides accounting and administrative services to the Fund. Under an administrative services agreement, USBFS is paid an administrative fee, computed and payable monthly at an annual rate based on the aggregate monthly total assets of the Fund.

U.S. Bank National Association ("USB N.A.") serves as the custodian to the Fund. Under a custody services agreement, USB N.A. is paid a custody fee monthly based on the average daily market value of any securities and cash held in the portfolio.

UMB Fund Services, Inc. serves as the Fund's transfer agent. Transfer agent fees are payable monthly based on an annual base fee, annual per Shareholder account charges, and out-of-pocket expenses incurred by the transfer agent on the Fund's behalf.

6.  Contractual Obligations

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

See attached audited consolidated financial statements for AIP Alternative Lending Fund A.
12

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Notes to Financial Statements (continued)

7.  Financial Highlights

The following represents per Share data, ratios to average net assets and other financial highlights information for Shareholders for the year ended September 30, 2019.

For the Year Ended September 30, 2019 (f)
For a Share outstanding throughout the year:
Net asset value, beginning of year	$1,000.00
Net investment income (loss) (a)	74.26
Net realized and unrealized gain (loss) from investments	8.07
Net increase (decrease) resulting from operations	82.33
Distributions paid from:
Net investment income	(62.97)
Total distributions	(62.97)
Net increase (decrease) in net asset value	19.36
Net asset value, end of year	$1,019.36
Total return (b)	8.49%
Ratio of total expenses before expense waivers and reimbursements (c)	4.30%
Ratio of total expenses after expense waivers and reimbursements (c)	4.21%
Ratio of net investment income (loss) (d)	17.06%
Portfolio turnover (e)	26.54%
Net assets, end of year (000s)	$137,261

(a)  Calculated based on the average shares outstanding methodology, and excludes net investment income allocated from the Master Fund.

(b)  Total return assumes a subscription of a Share to the Fund at the beginning of the year indicated and a repurchase of a Share on the last day of the year, assumes reinvestment of all distributions for the year, and does not reflect the impact of the sales load, if any, incurred when subscribing to the Fund.

(c)  Includes net expenses of the Master Fund.

(d)  Includes income and expenses of the Master Fund adjusted for distributions paid to the Fund.

(e)  The portfolio turnover rate reflects investment activity of the Master Fund.

(f)  The Fund commenced operations on October 1, 2018.

The above ratios and total returns have been calculated for the Shareholders taken as a whole. An individual Shareholder's return and ratios may vary from these returns and ratios due to the timing of Share transactions.

8.  Subsequent Events

Unless otherwise stated throughout the Notes to the Financial Statements, the Fund noted no subsequent events that require disclosure in or adjustment to the financial statements.

See attached audited consolidated financial statements for AIP Alternative Lending Fund A.
13

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

If applicable, a copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's investments; and (2) how the Fund voted proxies relating to Fund investments during the most recent period ended June 30, is available without charge, upon request, by calling the Fund at 1-888-322-4675. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

Quarterly Portfolio Schedule (Unaudited)

The Fund also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Fund's first and third fiscal quarters on Form N-PORT. The Fund's Forms N-PORT are available on the Securities and Exchange Commission's website at http://www.sec.gov. The Fund's Forms N-PORT may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-PORT will be available without charge, upon request, by calling the Fund at 1-888-322-4675.

Important Tax Information

The Fund may designate up to a maximum of $6,567,551 as qualifying as interest-related dividends.

14

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
An Important Notice Concerning Our U.S. Privacy Policy (Unaudited)

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

15

ALTERNATIVE INVESTMENT PARTNERS

An Important Notice Concerning Our U.S. Privacy Policy (Unaudited)
(continued)

Who we are
Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")
What we do
How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes – information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ MSIM does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

16

ALTERNATIVE INVESTMENT PARTNERS

An Important Notice Concerning Our U.S. Privacy Policy (Unaudited)
(continued)

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

17

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited)

Name, Age, and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/Directorships Held Outside the Fund Complex During the Past 5 Years**
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005- November 2008), retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996- 2004); served as Chief of Naval Personnel (July 1994- September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l.Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various nonprofit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005- May 2010).	83

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013- 2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

18

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Age, and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/Directorships Held Outside the Fund Complex During the Past 5 Years**
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991- September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036	Trustee	Since August 1994	Senior Advisor, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 2016, Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

19

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Age, and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/Directorships Held Outside the Fund Complex During the Past 5 Years**
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer - Global Asset Management (2013-2015); President, JPMorgan Funds (2010- 2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P., (private investment partnership) (1988-2013).	82	None.

20

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Age, and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/Directorships Held Outside the Fund Complex During the Past 5 Years**
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investments Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

21

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited) (continued)

The executive officers of the Fund, their ages, addresses, positions held, length of time served and their principal business occupations during the past five years are shown below (as of September 30, 2019).

Name, Age, and Address	Position(s) Held with Registrant	Length of Time Served**	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Investment Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Investment Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Investment Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Matthew Graver (51) 100 Front Street, Suite 400 West Conshohocken, PA 19428-2881	Vice President	Since June 2008	Chief Operating Officer of the Morgan Stanley Alternative Investment Partners Fund of Hedge Funds group and Managing Director of Morgan Stanley Investment Management.
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of Morgan Stanley Investment Management Inc.; Secretary of various Morgan Stanley Funds (since June 1999).
Noel Langlois (49) 100 Front Street, Suite 400 West Conshohocken, PA 19428-2881	Treasurer and Chief Financial Officer	Since March 2010

Head of Alternative Investment Services of Morgan Stanley Investment Management and Managing Director of Morgan Stanley Investment Management Inc.; Director of Morgan Stanley Select Investment Strategies Limited.

Michael J. Key (39) 522 Fifth Avenue New York, NY 10036		Since June 2017

Vice president of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  In addition, the following individuals who are officers of the Investment Adviser or its affiliates serve as assistant secretaries of the Fund: Allan Fajardo and Sheri Schreck. The following individuals who are officers of the Investment Adviser or its affiliates also serve as assistant treasurers of the Fund:Michael Conklin, Robert Creaney, Marnie Niziolek, Geoff Kron, Lee Spector and Francie Tai.

**  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

22

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P

100 Front Street, Suite 400
West Conshohocken, PA 19428

Trustees

Michael Nugent, Chariperson of the Board and Trustee
Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manual H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
W. Allen Reed

Officers

John H. Gernon, President and Principal Executive Officer
Matthew Graver, Vice President
Michael J. Key, Vice President
Timothy Knierim, Chief Compliance Officer
Noel Langlois, Treasurer and Chief Financial Officer
Mary E. Mullin, Secretary

Master Fund's Investment Adviser

Morgan Stanley AIP GP LP
100 Front Street, Suite 400
West Conshohocken, PA 19428

Administrator, Fund Accounting Agent, and Escrow Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, MK-WI-S302
Milwaukee, WI 53212

Transfer Agent

UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, New York 10036

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas New York, NY 10036

ALTERNATIVE INVESTMENT PARTNERS
AIP ALTERNATIVE LENDING FUND A Consolidated Financial Statements For the Year Ended September 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the reports will be made available on the Fund's website, https://www.morganstanley.com/im/registeredhedgefundshareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, you can call 800-421-7572 or send an email request to MorganStanleyAlter@umb.com to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Fund complex if you invest directly with the Fund.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Consolidated Financial Statements
For the Year Ended September 30, 2019

Contents

Consolidated Financial Statements
Report of Independent Registered Public Accounting Firm	1
Consolidated Statement of Assets and Liabilities	2
Consolidated Statement of Operations	3
Consolidated Statements of Changes of Net Assets	4
Consolidated Statement of Cash Flows	5
Consolidated Condensed Schedule of Investments	6
Notes to Consolidated Financial Statements	9
Investment Advisory Agreement Approval	21
Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)	23
Quarterly Portfolio Schedule (Unaudited)	23
U.S. Privacy Policy (Unaudited)	24
Information Concerning Trustees and Officers (Unaudited)	27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of AIP Alternative Lending Fund A

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of AIP Alternative Lending Fund A (the "Fund"), including the consolidated condensed schedule of investments, as of September 30, 2019, and the related consolidated statements of operations, changes of net assets and cash flows for the year then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at September 30, 2019, the consolidated results of its operations, changes in its net assets and its cash flows for the year then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2019, by correspondence with the custodians and others. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.

New York, New York
November 27, 2019

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Consolidated Statement of Assets and Liabilities
September 30, 2019

Assets
Investments in loans, at fair value (cost $625,266,943)	$602,806,438
Investments in securities, at fair value (cost $14,277,659)	18,019,941
Cash and cash equivalents	8,784,196
Restricted cash	27,508,113
Deposits for issuing loans	41,000
Paydown receivable	417,965
Interest receivable	7,504,594
Other assets	838,111
Total assets	665,920,358
Liabilities
Line of credit payable	190,000,000
Subscriptions received in advance	25,352,694
Loan servicing fee payable	309,768
Interest Payable	565,878
Distribution payable	163,008
Accrued expenses and other liabilities	441,730
Total liabilities	216,833,078
Net assets	$449,087,280
Net assets consist of
Net capital	444,751,055
Total distributable earnings (loss)	4,336,225
Net assets	$449,087,280
Net asset value per share:
440,415.309 shares issued and outstanding, no par value, 500,000 registered shares	$1,019.69

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Consolidated Statement of Operations
For the Year Ended September 30, 2019

Investment Income
Interest income	$52,762,302
Dividend income	436,697
Other income	1,790,513
Total investment income	54,989,512
Expenses
Management fees	2,398,277
Loan servicing fees	2,368,106
Offering costs	817,001
Interest expense	2,619,397
Professional fees	630,584
Accounting and administration fees	335,588
Valuation agent fees	314,155
Custody fees	220,443
Debt issuance costs	307,387
Trustees fees	27,000
Transfer agent fees	28,500
Registration expenses	14,852
Other expenses	433,623
Total expenses before management fee waiver	10,514,913
Management fee waiver	(2,398,277)
Net expenses	8,116,636
Net investment income (loss)	46,872,876
Realized and unrealized gain (loss) from investments
Net realized gain (loss) on investments in loans	(2,052,327)
Net realized gain (loss) on investments	(2,052,327)
Net change in unrealized appreciation/depreciation on investments in loans	(22,460,505)
Net change in unrealized appreciation/depreciation on investments in securities	3,742,282
Net change in unrealized appreciation/depreciation on investments	$(18,718,223)
Net realized and unrealized gain (loss) from investments	$(20,770,550)
Net increase (decrease) in net assets resulting from operations	$26,102,326

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Consolidated Statement of Changes in Net Assets

For the Year Ended September 30, 2019
Net increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$46,872,876
Net realized gain (loss) from investments	(2,052,327)
Net change in unrealized appreciation/depreciation on investments	(18,718,223)
Net increase (decrease) in net assets resulting from operations	26,102,326
Distributions to shareholders from:
Distributions resulting from operations	(21,766,101)
Total distributions	(21,766,101)
Shareholder transactions:
Subscriptions (representing 419,390.841 shares)	423,648,522
Distributions reinvested (representing 21,227.034 shares)	21,306,904
Repurchases (representing 302.566 shares)	(304,371)
Net increase (decrease) in net assets from shareholder transactions	444,651,055
Total increase (decrease) in net assets	448,987,280
Net assets, beginning of year (representing 100.000 shares)	100,000
Net assets, end of year (representing 440,415.309 shares)	$449,087,280

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Consolidated Statement of Cash Flows
For the Year Ended September 30, 2019

Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$26,102,326
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized (gain) loss from investments	2,052,327
Net change in unrealized appreciation/depreciation on investments	18,718,223
Purchases of investments in loans	(806,463,056)
Purchases of investments in securities	(4,561,163)
Proceeds from principal payments from investments in loans	86,453,540
Proceeds from principal payments from investments in securities	446,636
Proceeds from sales of investments in loans	82,460,879
Amortization of premiums	66,235
(Increase) decrease in interest receivable	(7,504,594)
(Increase) decrease in other assets	(838,111)
(Increase) decrease in paydown receivable	(417,965)
Increase (decrease) in interest payable	565,878
Increase (decrease) in loan servicing fee payable	309,768
Increase (decrease) in accrued expenses and other liabilities	441,730
Net cash provided by (used in) operating activities	(602,167,347)
Cash flows from financing activities
Proceeds from advances on line of credit	255,000,000
Repayments on credit facility	(65,000,000)
Subscriptions, including those received in advance	449,001,216
Distributions, net of reinvestments	(296,189)
Repurchases	(304,371)
Net cash provided by (used in) financing activities	638,400,656
Net change in cash, cash equivalents and restricted cash	36,233,309
Cash, cash equivalents and restricted cash at beginning of year	100,000
Cash, cash equivalents and restricted cash at end of year	$36,333,309
Supplemental disclosure of cash flow and non-cash information:
Cash paid during the year for interest	$2,053,519
Distributions reinvested	$21,306,904
Investments received through in-kind transfers	$10,163,132

The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the Consolidated Statement of Assets and Liabilities that sum to the total of the same amount above at September 30, 2019:

Cash and cash equivalents	$8,784,196
Restricted cash	27,508,113
Deposits for issuing loans	41,000
Total cash, cash equivalents and restricted cash at September 30, 2019	$36,333,309

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Consolidated Condensed Schedule of Investments
September 30, 2019

	Platform	Original Acquisition Date	Principal Amount	Cost	Fair Value
LOANS – 134.23% (a)
Consumer Loans – 126.09% (c)(d)(e)(f)
United States – 126.09%
Total Consumer Loans, 19.62%, 5/25/2021 - 10/25/2025 (g)	Lending Club, Prosper, SoFi, Upstart		$586,264,318	$586,470,393	$566,266,180
Small Business Loans – 8.14%
United States – 8.14%
d70403ce-7fc6-43d0-88aa-eb6440ca676c, 15.82%, 06/10/2024	Funding Circle	6/12/19	270,604	270,604	259,704
8e21c244-9433-41b9-8cce-903136f85382, 11.99%, 07/18/2024	Funding Circle	7/22/19	243,846	243,846	242,921
77b25e4e-6188-4b53-8373-414efb710fec, 17.99%, 07/24/2024	Funding Circle	7/26/19	244,763	244,763	242,381
42b2ecca-4410-4d11-b3be-d4c83ccf694d, 15.82%, 06/07/2024	Funding Circle	6/10/19	241,611	241,611	231,765
4e0f312b-a1fe-4ccb-aca0-f49fc9bab66e, 15.82%, 05/07/2024	Funding Circle	5/9/19	238,741	238,741	228,965
8ec273c3-af7b-4e23-8874-2ec8a8b8ffe8, 10.79%, 04/18/2024	Funding Circle	4/22/19	233,905	233,905	228,470
5ab4e1d3-cb8d-4287-9b88-77dc804b5b8f, 10.79%, 02/22/2024	Funding Circle	2/25/19	227,263	227,263	222,215
24f5411f-89b4-4696-a758-e61ec713fb0b, 10.79%, 05/09/2024	Funding Circle	5/13/19	225,507	225,507	220,051
77e720eb-fbd4-49c5-a6d1-fbac5160e944, 15.82%, 12/13/2023	Funding Circle	12/17/18	223,811	223,811	215,496
c34e9f44-8182-4a3a-99d5-03f86f3b8b51, 15.82%, 12/21/2023	Funding Circle	12/26/18	222,020	222,020	214,050
dcad50d0-715d-479d-ab1c-6debeb05a972, 15.07%, 12/18/2022	Funding Circle	12/20/18	220,794	220,794	213,336
dba34674-ab38-4c40-89a1-150b5adebfd6, 10.49%, 07/19/2021	Funding Circle	7/22/19	207,993	207,993	207,275
7a81da05-a75c-48d7-9f58-851d30c9a3c6, 10.19%, 06/12/2022	Funding Circle	6/14/19	209,971	209,971	207,205
dcf8fc1b-aff8-4632-94f4-bbd6846c643a, 8.99%, 07/03/2024	Funding Circle	7/5/19	204,409	204,409	203,716
f2012e51-48c2-41fb-8a5b-761af051891e, 10.79%, 12/07/2023	Funding Circle	12/10/18	205,507	205,507	200,876
bd351aaf-fe0c-4136-8492-4fd079b40e53, 22.99%, 07/15/2024	Funding Circle	7/17/19	196,355	196,355	194,558
9ee25e87-6e75-439e-b4ee-cd9a65010339, 14.32%, 12/17/2021	Funding Circle	12/19/18	197,126	197,126	192,710
64f77dab-9065-4be9-af12-9f9b6ef1e4f0, 22.99%, 06/17/2024	Funding Circle	6/19/19	194,480	194,480	192,460
74638c26-c9a2-46c9-8ab4-3707f828c4c6, 19.7%, 02/15/2024	Funding Circle	2/19/19	203,965	203,965	192,380
1803d4d7-8e70-468e-b1ad-033ab3fe06b9, 10.19%, 12/14/2021	Funding Circle	12/17/18	194,444	194,444	191,760
7fd2691f-ba0d-4483-ae27-1562d3bcea7e, 17.99%, 06/28/2024	Funding Circle	7/1/19	193,668	193,668	191,675
a5902f81-82fd-4120-91d0-3d44236129a1, 15.49%, 07/18/2022	Funding Circle	7/22/19	191,144	191,144	189,735
3f0abad1-744d-4bf1-b219-0bee2e55b199, 16.49%, 06/17/2023	Funding Circle	6/19/19	190,967	190,967	189,382
c5f1f705-1780-4af0-849f-55f34809d999, 7.3%, 06/11/2020	Funding Circle	6/13/19	189,195	189,195	189,254
2b35d052-468c-4988-bfd6-542994c93761, 10.79%, 06/19/2024	Funding Circle	6/21/19	192,344	192,344	187,913
2b8d1bb8-e9be-467a-a3ff-6fbab275fcec, 8.5%, 05/08/2024	Funding Circle	5/10/19	189,139	189,139	187,010
034c198b-3fe5-46b0-a505-077111e9f035, 15.07%, 02/19/2023	Funding Circle	2/21/19	191,075	191,075	185,944

The accompanying footnotes are an integral part of the Consolidated Condensed Schedule of Investments.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Consolidated Condensed Schedule of Investments (continued)
September 30, 2019

	Platform	Original Acquisition Date	Principal Amount	Cost	Fair Value
LOANS (continued)
Small Business Loans – 8.14%
United States (continued)
677a8051-a262-4ccc-8a26-7f972096300e, 10.79%, 05/16/2024	Funding Circle	5/20/19	$189,746	$189,746	$185,291
1518a887-aa81-4367-87a7-6e011bbe86de, 10.79%, 05/24/2024	Funding Circle	5/28/19	189,746	189,746	184,721
0f26ccbc-9fc1-4a97-81a2-ffaccccd74e2, 8.5%, 04/12/2024	Funding Circle	4/15/19	186,608	186,608	184,550
42b5fee3-80fd-4e29-802d-bd80733a7f94, 8.2%, 05/08/2023	Funding Circle	5/10/19	185,716	185,716	184,423
cf404469-a3b8-4cf4-9c68-078f0a289efa, 19.49%, 07/17/2021	Funding Circle	7/19/19	186,126	186,126	184,040
1ca63988-7246-412e-b906-97b82072e77f, 19.7%, 02/20/2024	Funding Circle	2/22/19	194,694	194,694	183,811
ecf1c740-1a60-4cbc-abf7-a410f2bc8bc4, 10.79%, 04/15/2024	Funding Circle	4/17/19	187,124	187,124	182,718
ee8e5373-bab6-4fb8-8802-ee0893144489, 10.79%, 04/26/2024	Funding Circle	4/29/19	187,124	187,124	182,174
e0d7dc11-8051-4df1-8b0a-0beaddb683c7, 19.7%, 05/22/2024	Funding Circle	5/24/19	191,874	191,874	181,111
7df42ab4-0cf7-4fc1-a996-9b1c5007ca52, 18.2%, 06/17/2022	Funding Circle	6/19/19	187,155	187,155	181,030
69bcce37-c812-4eb7-bfa1-17c7035cf4b2, 15.82%, 04/25/2024	Funding Circle	4/29/19	188,666	188,666	180,318
9e116675-21fc-4136-b7ff-6e0e6cb18c13, 19.7%, 04/23/2024	Funding Circle	4/25/19	189,759	189,759	179,129
835b5f10-a35e-422c-bcdb-bec16f7c8465, 10.19%, 05/17/2022	Funding Circle	5/20/19	180,664	180,664	178,288
d7654761-d0db-41b1-bdae-7cd76de9f049, 10.79%, 02/21/2024	Funding Circle	2/25/19	181,811	181,811	177,754
07b27c26-37b3-430c-bf34-006755a1cb02, 14.32%, 05/24/2022	Funding Circle	5/28/19	181,757	181,757	176,923
43ef1957-20f5-4c88-b8a9-1b68d0c1da97, 8.5%, 12/21/2023	Funding Circle	12/26/18	175,124	175,124	173,449
4a872105-64a1-4e66-a97c-25d0cdf4c816, 10.79%, 12/18/2023	Funding Circle	12/20/18	176,401	176,401	172,624
45c503bd-8410-4913-a0a0-5f44cb93404b, 15.82%, 12/05/2023	Funding Circle	12/7/18	179,049	179,049	172,174
970ec4c5-5b41-4c6e-bba1-2766b80296b3, 19.7%, 12/06/2023	Funding Circle	12/10/18	180,944	180,944	170,701
Other Small Business Loans, 10.22%, 9/4/2019 - 7/25/2024 (g)	Funding Circle		29,531,823	29,531,815	27,501,822
Total Small Business Loans				38,796,550	36,540,258
TOTAL LOANS				625,266,943	602,806,438

The accompanying footnotes are an integral part of the Consolidated Condensed Schedule of Investments.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Consolidated Condensed Schedule of Investments (continued)
September 30, 2019

	Shares	Cost	Fair Value
INVESTMENTS IN SECURITIES – 4.01% (b)
ASSET BACKED SECURITIES – 2.17%
PMIT 2019-2A CERT 9/15/2025 (h)	42,020	$9,716,496	$9,731,164
TOTAL ASSET BACKED SECURITIES		9,716,496	9,731,164
COMMON STOCK – 0.82%
Upstart Holdings, Inc. - Common Stock	408,964	2,042,943	3,709,475
TOTAL COMMON STOCK		2,042,943	3,709,475
PREFERRED SECURITIES – 1.02%
Upstart Holdings, Inc. - Series B Preferred	416,075	2,074,335	3,773,975
Upstart Holdings, Inc. - Series C Preferred	88,786	443,885	805,327
TOTAL PREFERRED SECURITIES		2,518,220	4,579,302
TOTAL INVESTMENTS IN SECURITIES		14,277,659	18,019,941
TOTAL INVESTMENTS – 138.24%		639,544,602	620,826,379
LIABILITIES IN EXCESS OF OTHER ASSETS – (38.24%)			(171,739,099)
TOTAL NET ASSETS – 100.00%			$449,087,280

The Summary Consolidated Condensed Schedule of Investments provides information regarding the 50 largest investments and summarized information regarding other investments at September 30, 2019. For individual investments disclosed, the description includes the unique loan identification number.

Percentages are stated as a percent of net assets.

(a)  Investments in Loans are fair valued by the Adviser pursuant to the Fund's valuation policies and procedures, which have been adopted by the Board. Fair value is determined using significant unobservable inputs. Investments in Loans may be deemed restricted for resale to insitutional investors.

(b)  Investments in securities are fair valued by the Adviser pursuant to the Fund's valuation policies and procedures, which have been adopted by the Board. Fair value is determined using significant unobservable inputs.

(c)  Consumer loans may include student loans.

(d)  Category includes loans pledged as collateral for the Trust's line of credit.

(e)  Category includes non-income producing securities.

(f)  Category includes variable interest rate loans.

(g)  Rate presented is a weighted average interest rate for loans in this category.

(h)  Represents equity tranche.

The accompanying footnotes are an integral part of the Consolidated Condensed Schedule of Investments.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements
September 30, 2019

1.  Organization

AIP Alternative Lending Fund A (the "Fund") was organized under the laws of the State of Delaware as a statutory trust on June 14, 2017. The Fund commenced operations on October 1, 2018 and operates pursuant to an Agreement and Declaration of Trust (the "Trust Deed"). The Fund is registered under the U.S. Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company. While non-diversified for 1940 Act purposes, the Fund intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as such requirements are described in Note 2. The Fund has no fixed termination date and will continue unless the Fund is otherwise terminated under the terms of the Trust Deed or unless and until required by law.

The Fund is a "Master" fund in a "Master-Feeder" structure whereby the feeder funds invest substantially all of their assets in the Fund. AIP Alternative Lending Fund P ("ALF P") and Riverview Alternative Lending Fund (Cayman) L.P. ("ALF C") are feeder funds to the Fund. ALF P is a statutory trust organized under the laws of the State of Delaware and is registered under the 1940 Act as a closed-end, non-diversified management investment company (notwithstanding its compliance with Subchapter M diversification requirements). ALF C is a Cayman Islands exempted limited partnership.

As of September 30, 2019, ALF P and ALF C represented 30.24% and 63.00% of the Fund's net assets, respectively.

The Fund's investment objective is to seek to provide total return with an emphasis on current income. The Fund seeks to achieve its investment objective by investing, primarily through the Trust (as defined below), in alternative lending assets that generate interest or other income streams that the Adviser (as defined below) believes offer access to credit risk premium. Alternative lending assets include loans originated through non-traditional, or alternative, lending platforms ("Platforms") ("Loans") or alternative lending securities that provide the Fund with exposure to such instruments ("Securities"), collectively referred to as "Investments". Securities may include rated senior classes of asset-backed securities as well as unrated subordinated interests in pools of alternative lending securitizations and publicly or privately offered equity or debt securities, including warrants of Platforms or companies that own or operate Platforms.

The Fund generally invests in Loans through MPLI Capital Holdings (the "Trust"), a wholly-owned subsidiary trust of the Fund. The Trust was organized under the laws of the State of Delaware as a statutory trust on May 10, 2018. Wilmington Savings Fund Society, FSB, serves as the trustee of the Trust. The Trust operates pursuant to a trust agreement in order to achieve the Fund's investment objective, as described above.

Morgan Stanley AIP GP LP (the "Adviser") serves as the Fund's investment adviser. The Adviser is a limited partnership formed under the laws of the State of Delaware and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is an affiliate of Morgan Stanley and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Fund's Board of Trustees (each member a "Trustee" and, collectively, the "Board").

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

1.  Organization (continued)

The Board has overall responsibility for monitoring and overseeing the Adviser's implementation of the Fund's operations and investment program. A majority of the Trustees are not "interested persons" (as defined by the 1940 Act) of the Fund or the Adviser.

2.  Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("US GAAP"). Such policies are consistently followed by the Fund in preparation of its consolidated financial statements. Management has determined that the Fund is an investment company in accordance with the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services – Investment Companies," for the purpose of financial reporting. The preparation of the consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund's consolidated financial statements are stated in United States dollars.

The Fund consolidates the Trust and has included all of the assets and liabilities and revenues and expenses of the Trust in the accompanying consolidated financial statements. Intercompany balances have been eliminated through consolidation, as applicable. The accompanying consolidated financial statements of the Fund include the accounts of the Fund and of the Trust for the year ended September 30, 2019.

Investment in the Fund

The Fund offered on a continuous basis through Morgan Stanley Distribution, Inc. (the "Distributor") up to 500,000 shares of beneficial interest ("Shares"). The initial closing date ("Initial Closing Date") for the public offering of Shares was October 1, 2018. Shares were offered during an initial public offering period which ended on the Initial Closing Date at an initial offering price of $1,000 per Share and have been offered in a continuous offering thereafter at the Fund's then current net asset value per Share. Investors purchasing Shares in the Fund ("Shareholders") will not be charged a sales load. Shares may be purchased as of the first business day of each month at the Fund's then current net asset value per Share from the Distributor or through a registered investment adviser ("RIA") that has entered into an arrangement with the Distributor for such RIA to offer Shares in conjunction with a "wrap" fee, asset allocation or other managed asset program sponsored by RIA. The Distributor is an affiliate of the Adviser.

Shares are to be sold only to investors that represent that they are "accredited investors" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended. The minimum initial investment in the Fund by any investor is $50,000, and the minimum additional investment in the Fund by any investor is $25,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain Shareholders. Shareholders may only purchase their Shares through the Distributor or a RIA. Any such RIA may impose additional eligibility requirements on investors who purchase Shares through such RIA.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Investment in the Fund (continued)

The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders, and each such repurchase offer will generally apply to up to approximately 5% to 25% of the net assets of the Fund. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser expects that, generally, it will recommend to the Board that the Fund offers to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31. Each repurchase offer will generally commence approximately 90 days prior to the applicable repurchase date.

Portfolio Valuation

The net asset value of the Fund is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

As of September 30, 2019, approximately 97% of the Fund's portfolio was comprised of investments in Loans. The remainder of the portfolio was invested in Securities.

The Adviser, as part of its portfolio construction process, performs diligence on the Platforms from which the Fund purchases Loans. The Adviser evaluates the process by which each Platform extends Loans and loan-related services to borrowers, as well as the characteristics of the Loans made available through each Platform. The Fund seeks to purchase Loans from Platforms that meet certain criteria (such as maturities and durations, borrower and loan types, borrower credit quality and geographic locations of borrowers). The Adviser monitors, on an ongoing basis, the underwriting quality of each Platform for each loan type. In addition, the Adviser monitors the characteristics of the Loans it purchases on an ongoing basis to determine whether such Loans comply with the Fund's investment criteria. A backup servicer may be engaged for each Platform in case any such Platform ceases to exist or fails to perform its servicing functions.

The Fund may sell certain of its investments in Loans directly or indirectly into special purpose vehicles that issue asset-backed securities, which are secured by a pool of underlying loans originated by an alternative lending platform (which practice is known as a securitization). The Platform continues to service the underlying loans, which may include collection of payments, pursuit of delinquent borrowers, and general interaction with borrowers. Distribution payments from the asset-backed securities are based on cash collections from the underlying loans. The Fund may hold residual equity classes of the asset-backed securities, which could be adversely affected by the deterioration in the credit performance of the loan pool.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Portfolio Valuation (continued)

The Fund uses an independent valuation agent for purposes of providing an estimate of the fair valuation of the Investments, which is one factor that the Adviser considers in making a determination with respect to the fair value of the Investments. Among other factors that may be considered are significant events, the performance of similar loans originated by the Platforms, and the results of the Adviser's due diligence and valuation control procedures. The valuations received from the independent valuation agent rely on portfolio holdings and related data provided by the Fund, or its authorized third parties, and public, financial, and industry source information without independent verification. The Adviser is ultimately responsible for making fair value determinations subject to the oversight of the Board and pursuant to the Fund's fair valuation procedures.

The fair values of investments in Loans are based on a discounted cash flow model, which takes into account individual loan characteristics, such as coupon, tenor, platform credit grade and current delinquency status, that are provided by the applicable Platform. The fair values of investments in asset-backed securities are determined by the forecasted performance of the underlying loans in the pool, which takes into account the realized historical loss and prepayment performance of the pool. The priority of the securitization class and the claim on cash flows in the transaction are also taken into account. The fair values of investments in common stock and preferred equities for which market prices are not readily available, such as investments in privately held companies, may be determined using market-based approaches, including precedent transactions, public market comparables, book values or other relevant metrics, or using income-based approaches, including discounted anticipated future cash flows of the company.

The Adviser has established a Valuation Committee (the "Valuation Committee"), which is responsible for determining and implementing the Fund's valuation policies and procedures, which have been adopted by the Board and are subject to Board supervision. The Valuation Committee consists of voting members from Morgan Stanley's financial reporting and risk management groups, and non-voting members from portfolio management, legal and compliance groups and meets at least monthly to analyze the fair value of the Investments. Members of the portfolio management team may attend each Valuation Committee meeting to provide knowledge, insight, and observations regarding the portfolio. In addition, the portfolio management team reviews the valuation agent's monthly valuation report, including the valuation methodologies, inputs and assumptions used to determine the Investment values, and makes a recommendation to the Valuation Committee regarding the values of the Investments. After consideration of the portfolio management's team recommendation and valuation agent's report, the Valuation Committee determines, in good faith, the fair value of the Investments. Because of the inherent uncertainty of valuation, the fair value of the Fund's Investments may differ significantly from the values that would have been used had a readily available market for the Investments held by the Fund been available.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Cash and Cash Equivalents

Cash and cash equivalents consist of cash held on deposit and short-term highly liquid investments that are readily convertible to known amounts of cash and have maturities of three months or less. Investments in money markets are recorded at fair value and are categorized as Level 1 securities as described in Note 3. As of September 30, 2019, cash equivalents consisted of investments in money market funds valued at $5,919,394. Investments in money market funds are valued at net asset value.

Income Recognition and Expenses

The Fund recognizes income and records expenses on an accrual basis. Income, expenses, and realized and unrealized gains and losses are recorded monthly. Interest income is net of amortization of premiums, if any, from loan purchases. The changes in fair value of the Investments are included in net unrealized appreciation/depreciation on investments in the Consolidated Statement of Operations. Realized gain (loss) from investments in Investments is calculated using specific identification. Interest income from investments in asset-backed securities is recognized based on the estimated effective yield utilizing expected cash flows. The effective yield is updated by the Adviser periodically as expected cash flow projections change.

Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income tax is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund may be subject to taxes imposed by countries which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net realized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements as of September 30, 2019. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Consolidated Statement of Operations. Generally, open tax years under potential examination vary by jurisdiction, but at least each of the tax years in the period from October 1, 2018 (commencement of operations) to December 31, 2018 remains subject to examination by major taxing authorities.

As of September 30, 2019, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$617,098,764
Gross tax unrealized appreciation	$3,762,563
Gross tax unrealized depreciation	(34,948)
Net tax unrealized appreciation/depreciation on investments	$3,727,615

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Income Taxes (continued)

Undistributed ordinary income	$1,371,145
Undistributed long-term capital gains	—
Total undistributed earnings	$1,371,145
Net Unrealized appreciation/depreciation	$(18,718,223)
Other Book/Tax Differences	21,683,303
Total accumulated gain/(loss)	$4,336,225

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to mark-to-market ordinary gains (losses) under Internal Revenue Code Section 475 and Amortization of Organizational Costs.

The tax character of distributions paid may differ from the character of distributions shown in the Consolidated Statement of Changes in Net Assets due to short-term realized capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during the year ended September 30, 2019 was as follows:

September 30, 2019
Distributions paid from:
Ordinary income	$21,766,101
Paid-in capital	—
Total	$21,766,101

The amount and character of income and gains due to be distributed are determined in accordance with income tax regulations which may differ from US GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of deductibility of certain expenses.

There were no permanent differences resulting in reclassifications among the Fund's components of net assets as of September 30, 2019.

Total distributable earnings	$—
Paid-in capital	$—

As of September 30, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,371,145
Undistributed capital gain	$—

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Distribution of Income and Gains

The Fund declares and pays distributions of all or a portion of its net investment income on a quarterly basis. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

The Fund intends to be treated as a dealer in securities within the meaning of Section 475 of the Code and anticipates marking to market all eligible Investments it holds at the close of each taxable year. Any gain or loss deemed realized under the mark to market rules will likely be ordinary.

In order to satisfy the diversification requirements under Subchapter M of the Code, the Fund generally invests in Investments that are treated as indebtedness for U.S. tax purposes. As such, the Fund expects that its distributions generally will be taxable as ordinary income to the Shareholders.

Pursuant to the dividend reinvestment plan established by the Fund (the "DRIP"), each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income, dividends, and capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elected to receive all income, dividends, and capital gain distributions in cash.

3.  Fair Value of Investments

The fair value of the Fund's assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Fund's investments.

The inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not considered active; observable inputs other than observable quoted prices for the asset or liability; or inputs derived principally from or corroborated by observable market data

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments) that reflect the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, developed based on the best information available in the circumstances

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

3.  Fair Value of Investments (continued)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

In August 2018, the FASB issued Accounting Standards Updates ("ASU") 2018-13, Fair Value Measurement (Topic 820): Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim period within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's consolidated financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

The following is a summary of the inputs used as of September 30, 2019 in valuing the Fund's investments carried at fair value:

	Valuation Inputs
Investments at Value	Level 1	Level 2	Level 3	Total
Loans
Consumer Loans	$—	$—	$566,266,180	$566,266,180
Small Business Loans	—	—	36,540,258	36,540,258
Securities
Equities	—	—	8,288,777	8,288,777
Asset-Backed Security	—	—	9,731,164	9,731,164
Total	$—	$—	$620,826,379	$620,826,379

The following is a reconciliation of Level 3 investments for the year ended September 30, 2019:

	Consumer Loans	Small Business Loans	Equities	Asset-Backed Security
Beginning Balance – October 1, 2018 (1)	$—	$—	$—	$—
Acquisitions	758,039,194	48,423,862	4,561,163	10,163,132
Sales/Paydowns	(169,450,239)	(9,627,312)	—	446,636
Realized gains (losses), net	(2,052,327)	—	—	—
Change in unrealized appreciation/depreciation	(20,204,213)	(2,256,292)	3,727,614	14,668
Amortization of premium	(66,235)	—	—	—
Ending Balance – September 30, 2019	$566,266,180	$36,540,258	$8,288,777	$9,731,164
Change in unrealized appreciation/ depreciation on investments still held as of September 30, 2019	$(20,204,213)	$(2,256,292)	$3,727,614	$14,668

(1)  Commencement of operations

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

3.  Fair Value of Investments (continued)

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of September 30, 2019:

Type of Investment	Fair Value as of September 30, 2019	Valuation Techniques	Unobservable Inputs	Range	Weighted Average
Consumer Loans	$566,266,180	Discounted Cash Flow	Loss-Adjusted Discount Rate (annualized); Projected Loss Rate (cumulative)	5.03%-15.91% 2.30%-30.22%	9.90% 16.98%
Small Business Loans	36,540,258	Discounted Cash Flow	Loss-Adjusted Discount Rate (annualized); Projected Loss Rate (cumulative)	5.96%-11.71% 5.13%-43.99%	8.63% 13.18%
Equities	8,288,777	Market Approach	Last Round of Financing Revenue Shareholders' Equity	0.00%-0.00% 29.10%-29.10% (5.29)%-(5.29)%	0.00% 29.10% (5.29)%
Asset-Backed Securities	9,731,164	Discounted Cash Flow	Loss-Adjusted Discount Rate (annualized); Projected Loss Rate (cumulative)	12.39%-12.39% 11.21%-11.21%	12.39% 11.21%
Total	$620,826,379

For the year ended September 30, 2019, aggregated purchases and proceeds from the sales of Loans were $806,463,055 and $82,460,879, respectively. For the year ended September 30, 2019 aggregated purchases and proceeds from the sales of Securities were $4,561,163 and $0, respectively.

The Fund will generally write off and stop accruing interest on a loan if (i) the Platform charges off the loan, or (ii) the Adviser has determined that the loan does not have a recoverable value. Write-offs of outstanding principal balances are included in net realized gain (loss) from investments in Loans in the Consolidated Statement of Operations. As of September 30, 2019, the Fund did not write off any of the outstanding principal on the Loans.

4.  Subscriptions Received in Advance

Subscriptions received in advance represents cash proceeds received by the Fund prior to year-end related to Shareholder subscriptions to be made effective October 1, 2019. As of September 30, 2019, the Fund had subscriptions received in advance of $25,352,694.

5.  Management Fee, Related Party Transactions and Other

The Fund bears all expenses related to its investment program, as well as certain ongoing costs associated with the Fund's continuous offering. In consideration of the advisory and other services to be provided by the Adviser to the Fund, the Fund pays the Adviser a monthly management fee of 0.0625% (0.75% on an annualized basis) of the Fund's Managed Assets (as defined below) (the "Management Fee"). The Management Fee is computed based on the value of the Managed Assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased by the Fund as of the end of the month). "Managed Assets" means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes). The Adviser has agreed waive the

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

Management Fee for the first year of operations. During the year ended September 30, 2019, the Adviser waived $2,398,277.

5.  Management Fee, Related Party Transactions and Other (continued)

The Adviser has agreed to waive fees and/or reimburse the Fund to the extent that the ordinary operating expenses incurred by the Fund in any calendar year exceed 2.00% of the Fund's average annual Managed Assets, calculated as of the end of each calendar month. Ordinary operating expenses exclude platform fees, borrowing costs, certain investment related expenses, and extraordinary expenses. As of September 30, 2019, the Adviser did not reimburse the Fund as the ordinary operating expenses were below 2.00% of the Fund's average annual Managed Assets.

The Fund has a deferred compensation plan (the "DC Plan") that allows each member of the Board that is not an affiliate of Morgan Stanley to defer payment of all, or a portion, of the fees he or she receives for serving on the Board throughout the year. Each eligible member of the Board generally may elect to have the deferred amounts invested in the DC Plan in order to earn a return equal to the total return on one or more of the Morgan Stanley products that are offered as investment options under the DC Plan. Investments in the DC Plan, unrealized appreciation/depreciation on such investments and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. As of September 30, 2019, the Fund's proportionate share of assets attributable to the DC Plan was $793, which is included in the Consolidated Statement of Assets and Liabilities under other assets and the deferred compensation obligation under accrued expenses and other liabilities.

As of September 30, 2019, the Fund incurred approximately $0.8 million of offering costs, which have been amortized and expensed on a straight-line basis over the 12-month period following the Fund's commencement of operations.

U.S. Bancorp Fund Services, LLC ("USBFS") provides accounting and administrative services to the Fund. Under an administrative services agreement, USBFS is paid an administrative fee, computed and payable monthly at an annual rate based on the aggregate monthly total assets of the Fund.

U.S. Bank National Association ("USB N.A.") serves as the custodian to the Fund. Under a custody services agreement, USB N.A. is paid a custody fee monthly based on the average daily market value of any securities and cash held in the portfolio.

Millennium Trust Company, LLC ("Millennium") serves as the custodian to the Trust. Under a custody services agreement, Millennium is paid a custodial fee, computed and payable quarterly at an annual rate based on the aggregate total assets of the Trust.

UMB Fund Services, Inc. serves as the Fund's transfer agent. Transfer agent fees are payable monthly based on an annual base fee, annual per Shareholder account charges, and out-of-pocket expenses incurred by the transfer agent on the Fund's behalf.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

6.  Line of Credit

Effective February 1, 2019, the Fund, through the Trust, entered into a loan and security agreement with a third party bank for a revolving line of credit (the "Facility"). The Trust obtains leverage through draws against the Facility to assist in achieving its investment objective. The Facility is secured by Loans of certain Platforms held by the Trust. The Facility is uncommitted, with a maximum availability of $300,000,000, subject to the Investment Company Act of 1940 restrictions. The Trust generally pays a draw fee for each advance against the Facility. Under the terms of the Facility, borrowings are repayable no later than February 1, 2022. Effective October 30, 2019, the borrowings are repayable no later than February 1, 2023. As of September 30, 2019, the Fund had $190,000,000 outstanding against the Facility and was the only class of senior securities held. For the year ended September 30, 2019, the Fund incurred interest expense of $2,619,397 in connection with the Facility. Detailed below is summary information concerning the borrowings:

# of Days Outstanding	Average Daily Balance	Annualized Weighted Average Rate
235	$91,482,979	4.39%

Under the terms of the Facility, the Trust is subject to covenants imposed by the lender. As of September 30, 2019, the Fund was in compliance with all covenants.

7.  Contractual Obligations

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

8.  Financial Highlights

The following represents per Share data, ratios to average net assets and other financial highlights information for Shareholders for the year ended September 30, 2019.

For the Year Ended September 30, 2019 (d)
For a Share outstanding throughout the year:
Net asset value, beginning of year	$1,000.00
Net investment income (loss) (a)	186.66
Net realized and unrealized gain (loss) from investments	(94.01)
Net increase (decrease) resulting from operations	92.65
Distributions paid from:
Net investment income	(72.96)
Net realized gain	—
Net asset value, end of year	$1,019.69
Total return (b)	9.59%
Ratio of total expenses before expense waivers and reimbursements	4.12%
Ratio of total expenses after expense waivers and reimbursements	3.18%
Ratio of net investment income (loss)	18.38%
Portfolio turnover	26.54%
Senior security, end of year (000s)	$190,000
Asset coverage per $1,000 of senior security principal amount (c)	$3,364
Net assets, end of year (000s)	$449,087

(a)  Calculated based on the average shares outstanding methodology.

(b)  Total return assumes a subscription of a Share in the Fund at the beginning of the year indicated and a repurchase of the Share on the last day of the year, and assumes reinvestment of all distributions during the year.

(c)  Represents asset coverage per $1,000 of indebtedness calculated by subtracting the Fund's liabilities and indebtedness not represented by senior securities from the Fund's total assets, then the result divided by the aggregate amount of the Fund's senior securities representing indebtedness, and multipluing the result by 1,000.

(d)  The Fund commenced operations on October 1, 2018.

The above ratios and total returns have been calculated for the Shareholders taken as a whole. An individual Shareholder's return and ratios may vary from these returns and ratios due to the timing of Share transactions.

9.  Subsequent Events

Unless otherwise stated throughout the Notes to the Consolidated Financial Statements, the Fund noted no subsequent events that require disclosure in or adjustment to the consolidated financial statements.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Investment Advisory Agreement Approval

The Board considered the following factors at the time of approval of the contract which occurred prior to commencement of operations.

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Adviser under the advisory agreement (the "Advisory Agreement), including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Adviser, or arranged at its expense, under the Advisory Agreement, including among other things, providing to the Fund office facilities, equipment and personnel. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers.

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who will provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services to be provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Advisory Agreement.

Performance, Fees and Expenses of the Fund

The Board considered that the Adviser plans to arrange for a public offering of shares of the Fund to raise assets for investment and that the offering had not yet begun and concluded that, since the Fund currently had no assets to invest (other than seed capital required under the Investment Company Act) and had no track record of performance, this was not a factor it needed to address at the present time.

The Board reviewed the advisory and administrative fee rates (the "management fee rates") proposed to be paid by the Fund under the Advisory Agreement relative to comparable funds advised by the Adviser, when applicable, and compared to their peers as determined by the Adviser, and reviewed the anticipated total expense ratio of the Fund. The Board considered that the Fund requires the Adviser to develop processes, invest in additional resources and incur additional risks to successfully manage the Fund and concluded that the proposed management fee rate and anticipated total expense ratio would be competitive with its peer group averages.

Economies of Scale

The Board considered the growth prospects of the Fund and the structure of the proposed management fee schedule, which does not include breakpoints. The Board considered that the Fund's potential growth was uncertain and concluded that it would be premature to consider economies of scale as a factor in approving the Advisory Agreement at the present time.

ALTERNATIVE INVESTMENT PARTNERS

Investment Advisory Agreement Approval (continued)

Profitability of the Adviser and Affiliates

Since the Fund had not begun operations and had not paid any fees to the Adviser, the Board concluded that this was not a factor that needed to be considered at the present time.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates to be derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. Since the Fund had not begun operations and had not paid any fees to the Adviser, the Board concluded that these benefits were not a factor that needed to be considered at the present time.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement. The Board also reviewed and considered the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Advisory Agreement and that it is beneficial for the Fund to enter into this relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its future shareholders to approve the Advisory Agreement, which will remain in effect for two years and thereafter must be approved annually by the Board of the Fund if it is to continue in effect. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Advisory Agreement.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

If applicable, a copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's investments; and (2) how the Fund voted proxies relating to Fund investments during the most recent period ended June 30, is available without charge, upon request, by calling the Fund at 1-888-322-4675. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

Quarterly Portfolio Schedule (Unaudited)

The Fund also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Fund's first and third fiscal quarters on Form N-PORT. The Fund's Forms N-PORT are available on the Securities and Exchange Commission's website at http://www.sec.gov. The Fund's Forms N-PORT may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-PORT will be available without charge, upon request, by calling the Fund at 1-888-322-4675.

Important Tax Information

The Fund may designate up to a maximum of $21,766,101 as qualifying as interest-related dividends.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
An Important Notice Concerning Our U.S. Privacy Policy (Unaudited)

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

ALTERNATIVE INVESTMENT PARTNERS

An Important Notice Concerning Our U.S. Privacy Policy (Unaudited)
(continued)

Who we are
Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")
What we do
How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes – information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ MSIM does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

ALTERNATIVE INVESTMENT PARTNERS

An Important Notice Concerning Our U.S. Privacy Policy (Unaudited)
(continued)

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited)

Name, Age, and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/Directorships Held Outside the Fund Complex During the Past 5 Years**
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005- November 2008), retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996- 2004); served as Chief of Naval Personnel (July 1994- September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officer de l.Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various nonprofit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005- May 2010).	83

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Age, and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/Directorships Held Outside the Fund Complex During the Past 5 Years**
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991- September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036	Trustee	Since August 1994	Senior Advisor, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 2016, Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Age, and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/Directorships Held Outside the Fund Complex During the Past 5 Years**
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer - Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P., (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investments Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

  The executive officers of the Fund, their ages, addresses, positions held, length of time served and their principal business occupations during the past five years are shown below (as of December 31, 2018).

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Age, and Address	Position(s) Held with Registrant	Length of Time Served**	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Investment Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Investment Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Investment Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Matthew Graver (51) 100 Front Street, Suite 400 West Conshohocken, PA 19428-2881	Vice President	Since June 2008	Chief Operating Officer of the Morgan Stanley Alternative Investment Partners Fund of Hedge Funds group and Managing Director of Morgan Stanley Investment Management.
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of Morgan Stanley Investment Management Inc.; Secretary of various Morgan Stanley Funds (since June 1999).
Noel Langlois (49) 100 Front Street, Suite 400 West Conshohocken, PA 19428-2881	Treasurer and Chief Financial Officer	Since March 2010

Head of Alternative Investment Services of Morgan Stanley Investment Management and Managing Director of Morgan Stanley Investment Management Inc.; Director of Morgan Stanley Select Investment Strategies Limited.

Michael J. Key (39) 522 Fifth Avenue New York, NY 10036		Since June 2017

Vice president of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  In addition, the following individuals who are officers of the Investment Adviser or its affiliates serve as assistant secretaries of the Fund: Allan Fajardo and Sheri Schreck. The following individuals who are officers of the Investment Adviser or its affiliates also serve as assistant treasurers of the Fund: Michael Conklin, Robert Creaney, Marnie Niziolek, Geoff Kron, Lee Spector and Francie Tai.

**  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A

100 Front Street, Suite 400
West Conshohocken, PA 19428

Trustees

Michael Nugent, Chariperson of the Board and Trustee
Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manual H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
W. Allen Reed

Officers

John H. Gernon, President and Principal Executive Officer
Matthew Graver, Vice President
Michael J. Key, Vice President
Timothy Knierim, Chief Compliance Officer
Noel Langlois, Treasurer and Chief Financial Officer
Mary E. Mullin, Secretary

Master Fund's Investment Adviser

Morgan Stanley AIP GP LP
100 Front Street, Suite 400
West Conshohocken, PA 19428

Administrator, Fund Accounting Agent, and Escrow Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodians

U.S. Bank National Association
1555 North Rivercenter Drive, MK-WI-S302
Milwaukee, WI 53212

Millennium Trust Company, LLC
2001 Spring Road, Suite 700
Oak Brook, IL 60523

Transfer Agent

UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, New York 10036

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas
New York, NY 10036

ITEM 2.                                                CODE OF ETHICS.

(a)                                                         The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)                                                         No information need be disclosed pursuant to this paragraph.

(c)                                                          Not applicable.

(d)                                                         Not applicable.

(e)                                                          Not applicable.

(f)

(1)                                 The Registrant’s Code of Ethics is attached hereto as Exhibit (a)(1) pursuant to Item 12(a)(1).

(2)                                 Not applicable.

(3)                                 Not applicable.

ITEM 3.                                                AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that it has one “audit committee financial expert” serving on its audit committee, who is an “independent” Trustee:  Joseph J. Kearns.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

ITEM 4.                                                PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)(b)(c)(d) and (g). Based on fees billed for periods shown:

2019

	Registrant		Covered Entities(1)
Audit Fees	$28,500		N/A

Non-Audit Fees
Audit-Related Fees	$0		$0	(2)
Tax Fees	$10,500	(3)	$507,296	(4)
All Other Fees	$0		$144,110	(5)
Total Non-Audit Fees	$10,500		$651,406

Total	$39,000		$651,406

2018

	Registrant		Covered Entities(1)
Audit Fees	$18,500		N/A

Non-Audit Fees
Audit-Related Fees	$0		$0	(2)
Tax Fees	$0	(3)	$11,463,155	(4)
All Other Fees	$0		$73,115	(5)
Total Non-Audit Fees	$0		$11,536,270

Total	$18,500		$11,536,270

N/A- Not applicable, as not required by Item 4.

(1)                    Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)                    Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SSAE 18 Report and advisory consulting work.

(3)                    Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax returns.

(4)                    Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5)                    All Other Fees represent attestation services provided in connection with performance presentation standards and a compliance review project performed.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 12 AND 13, 2019(3)

1.                                      Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

(3)       This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.                                      Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.                                      Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.                                      Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.                                      Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.                                      All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.                                      Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.                                      Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered.  The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee or Chairperson of the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Financial and Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the Chairperson of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

9.                                      Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and

Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.                               Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

Morgan Stanley Services Group

(e)(2)                   Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant.  100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)                                   Not Applicable.

(g)                                 See table above.

(h)                                 The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

ITEM 5.                                                AUDIT COMMITTEE OF LISTED REGISTRANTS.  Not applicable to the Registrant.

ITEM 6.                                                INVESTMENTS.

(a)         Schedule of Investments.  Refer to Item 1.

(b)         Not applicable.

ITEM 7.                                                DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Morgan Stanley Investment

Management (“IM”)

Compliance

Proxy Voting Policy and Procedures

I                                          Policy Statement

Morgan Stanley Investment Management’s policy and procedures for voting proxies, the Proxy Voting Policy and Procedures (the “Policy”), with respect to securities held in the accounts of clients applies to those Morgan Stanley Investment Management (“MSIM”) entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. For purposes of this Policy, clients shall include: Morgan Stanley U.S. registered investment companies, other Morgan Stanley pooled investment vehicles, and MSIM separately managed accounts (including accounts for Employee Retirement Income Security (“ERISA”) clients and ERISA-equivalent clients). This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asia Limited, Morgan Stanley Investment Management (Japan) Co. Limited and Morgan Stanley Investment Management Private Limited (each a “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets.

•                  With respect to the U.S. registered investment companies sponsored, managed or advised by any MSIM Affiliate (the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds.

•                  For other pooled investment vehicles (e.g., UCITS), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the relevant governing board.

•                  For separately managed accounts (including ERISA and ERISA-equivalent clients), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under the applicable investment advisory agreement or investment management agreement. Where a MSIM Affiliate has the authority to vote proxies on behalf of ERISA and ERISA-equivalent clients, the MSIM Affiliate must do so in accordance with its fiduciary duties under ERISA (and the Internal Revenue Code).

•                  In certain situations, a client or its fiduciary may reserve the authority to vote proxies for itself or an outside party or may provide a MSIM Affiliate with a statement of proxy voting policy. The MSIM Affiliate will comply with the client’s policy.

A MSIM Affiliate will not vote proxies unless the investment management agreement, investment advisory agreement or other authority explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”) and this Policy. In addition to voting proxies of portfolio companies, MSIM routinely engages with the management or board of companies in which we invest on a range of environmental, social and governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions.

Retention and Oversight of Proxy Advisory Firms — Institutional Shareholder Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations.

MSIM has retained Research Providers to analyze proxy issues and to make vote recommendations on those issues. While we review the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. MSIM votes all proxies based on its own proxy voting policies in the best interests of each client. In addition to research, ISS provides vote execution, reporting, and recordkeeping services to MSIM.

As part of MSIM’s ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

Securities Lending - MSIM Funds or any other investment vehicle sponsored, managed or advised by a MSIM affiliate may participate in a securities lending program through a third party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender (i.e., a MSIM Fund or another investment vehicle sponsored, managed or advised by a MSIM affiliate) is not entitled to vote the lent shares at the company meeting. In general, MSIM believes the revenue received from the lending program outweighs the ability to vote and we will not recall shares for the purpose of voting. However, in cases in which MSIM believes the right to vote outweighs the revenue received, we reserve the right to recall the shares on loan on a best efforts basis.

II                                     General Proxy Voting Guidelines

To promote consistency in voting proxies on behalf of our clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP (Morgan Stanley AIP”) will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A.                                   Routine Matters

We generally support routine management proposals. The following are examples of routine management proposals:

•                  Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

•                  General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•                  Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported. We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.                                              Board of Directors

1.              Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.              We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.              We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.            At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.           We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.               Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d.              We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.               We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance. Also, if the board has failed to consider diversity, including but not limited to, gender and ethnicity, in its board composition.

f.                We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.               In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.              We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.                  We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.                 We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than five public company boards (excluding investment companies), or public company CEOs that serve on more than two outside boards given level of time commitment required in their primary job.

k.              We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2.                Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.                Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.                Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5.                Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.                Proxy access: We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company’s proxy statement and on the company’s proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group.

7.                Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.                Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.                Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.         Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.         Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.         Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C.                                   Statutory Auditor Boards

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D.                                   Corporate Transactions and Proxy Fights

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E.                                     Changes in Capital Structure

1.              We generally support the following:

•                  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•                  U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•                  U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•                  Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•                  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•                  Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•                  Management proposals to effect stock splits.

•                  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•                  Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.                  We generally oppose the following (notwithstanding management support):

•                  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•                  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•                  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•                  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F.                                      Takeover Defenses and Shareholder Rights

1.              Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.              Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements. Also, we oppose provisions that do not allow shareholders any right to amend the charter of bylaws.

3.              Shareholders right to call a special meeting: We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4.              Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.              Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.              Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.              Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G.                                    Auditors

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H.                                   Executive and Director Remuneration

1.              We generally support the following:

•                  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•                  Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•                  Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•                  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.              We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.              In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.

4.              Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.              We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6.              We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.              Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8.              Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I.                                        Social and Environmental Issues

Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular social and environmental matters. As MSIM believes that relevant social and environmental issues can influence risk and return, we consider how to vote on proposals related to social and environmental issues on a case-by-case basis by determining the relevance of social and environmental issues identified in the proposal and their likely impacts on shareholder value. We generally support proposals that, if implemented, would enhance useful disclosure, such as disclosures aligned with SASB (Sustainability Accounting Standards Board) and the TCFD (Task Force on Climate-related Financial Disclosures) and proposals that aim to reduce or mitigate a company’s impact on the global climate. We generally vote against proposals requesting reports or actions that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. In reviewing proposals on social and environmental issues, we consider a company’s current disclosures and our understanding of the company’s management of material social and environmental issues in comparison to peers. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value and we may oppose proposals that intrude excessively on management prerogatives and/or board discretion.

J.                                       Funds of Funds

Certain MSIM Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. In markets where proportional voting is not available we will not vote at the meeting, unless otherwise determined by the Proxy Review Committee. Other MSIM Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MSIM Fund owns more than 25% of the voting shares of the underlying fund, the MSIM Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.

III                                Administration of the Policy

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee consists of investment professionals who represent the different investment disciplines and geographic locations of MSIM, and is chaired by the director of the Global Stewardship Team (“GST”) Because proxy voting is an investment responsibility and may affect shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes. The GST administers and implements the Policy, as well as monitoring services provided by the proxy advisory firms and other research providers used in the proxy voting process.

The GST Director is responsible for identifying issues that require Committee deliberation or ratification. The GST, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The GST has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee may periodically review and has the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

GST and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in client accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the GST will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A.                                   Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by GST.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B.                                   Material Conflicts of Interest

In addition to the procedures discussed above, if the GST Director determines that an issue raises a material conflict of interest, the GST Director may request a special committee (“Special Committee”) to review, and recommend a course of action with respect to, the conflict(s) in question.

A potential material conflict of interest could exist in the following situations, among others:

1.              The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.              The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.              Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

4.              One of Morgan Stanley’s independent directors or one of MSIM Funds’ directors also serves on the board of directors or is a nominee for election to the board of directors of a company held by a MSIM Fund or affiliate.

If the GST Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.              If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.              If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.              If the Research Providers’ recommendations differ, the GST Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the GST Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The GST Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.                                   Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the GST for a period of at least six years. To the extent these decisions relate to a security held by a MSIM Fund, the GST will report the decisions to each applicable Board of Trustees/Directors of those MSIM Funds (the “Board”) at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

In addition, to the extent that Committee and Special Committee decisions and actions relate to a security held by other pooled investment vehicles, the GST will report the decisions to the relevant governing board of the pooled investment vehicle.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department, in conjunction with GST and GST IT for MSIM Fund reporting and with the AIP investment team for AIP Closed-End 40 Act Fund reporting, is responsible for filing an annual Form N-PX on behalf of each MSIM Fund and AIP Closed-End 40 Act Fund for which such filing is required, indicating how all proxies were voted with respect to each such fund’s holdings.

Also, MSIM maintains voting records of individual agenda items a company meetings in a searchable database on its website on a rolling 12-month basis.

In addition, ISS provides vote execution, reporting and recordkeeping services to MSIM.

IV                                 Recordkeeping

Records are retained in accordance with Morgan Stanley’s Global Information Management Policy, which establishes general Firm-wide standards and procedures regarding the retention, handling, and destruction of official books and records and other information of legal or operational significance. The Global Information Management Policy incorporates Morgan Stanley’s Master Retention Schedule, which lists various record classes and associated retention periods on a global basis.

Approved by the Board September 2015, September 27-28, 2016, September 27-28, 2017, October 3-4, 2018, and September 24-25, 2019 (pending).

Appendix A

Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP’s Custom Advisory Portfolio Solutions service. Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and

Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Markets investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.              Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.              Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

ITEM 8.                                                PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) This Information is as of December 6, 2019

Mark L.W. van der Zwan, CFA. Mr. van der Zwan is a Managing Director of Morgan Stanley Investment Management (“MSIM”). Effective July 2016, Mr. van der Zwan began serving as Chief Investment Officer and Head of Morgan Stanley AIP Fund of Hedge Funds of Morgan Stanley AIP and, since 2006, he has been a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Fund since its inception. Mr. van der Zwan has more than 20 years of relevant industry experience. He is also a member of the Investment Committee. Prior to joining MSIM, he was a senior consultant with Alan D. Biller & Associates, Inc., an institutional investment consulting firm with approximately $70 billion in assets under advisory. He has also held various positions at the National Research Council of Canada where he conducted advanced computational modeling research. Mr. van der Zwan received both a B.Sc. with honors in chemistry and an M.B.A. in finance from Queen’s University in Ontario, Canada. Mr. van der Zwan holds the Chartered Financial Analyst designation.

Ken Michlitsch. Mr. Michlitsch is an Executive Director of Morgan Stanley Investment Management (MSIM) and Portfolio Manager for the AIP Alternative Lending Group. He joined MSIM in 2011 and has 20 years of professional experience. Prior to joining the firm, Mr. Michlitsch was a Portfolio Manager and Financials Analyst at a multi-asset class hedge fund. He also co-founded and served as CEO of an online marketplace utilizing a novel price discovery method. Mr. Michlitsch previously was part of the founding team at multiple venture capital-backed medical technology companies, and he contributed to the earliest stage development at medtech companies that were acquired for over $1 billion in aggregate. Earlier in his career, Mr. Michlitsch served as Director of Product Strategy & Intellectual Property at Jomed Inc., as Technical Advisor at Fish & Neave LLP, and as Mechanical Engineer at Lawrence Livermore National Laboratory. Mr. Michlitsch is an inventor on over 50 U.S. patents. He received SB and SM degrees in Mechanical Engineering from MIT, as well as an M.B.A. with Honors in Finance from the Wharton School of the University of Pennsylvania.

Jarrod Quigley, CFA. Mr. Quigley is a portfolio manager on the AIP Hedge Fund team within Morgan Stanley Investment Management, focusing on relative value, mortgage and secondaries strategies; he is also a member of the Investment Committee. He joined Morgan Stanley Investment Management in 2004 and has 15 years of industry experience. Prior to joining the firm, Mr. Quigley was an investment banking analyst in the financial institutions group of A.G. Edwards & Sons. Previously, he worked as a summer finance analyst for Lehman Brothers, where he focused on equity derivatives. Mr. Quigley received a B.S. summa cum laude in finance from Babson College where he was also valedictorian. He holds the Chartered Financial Analyst designation.

(a)(2)(i-iii)                                      Other Accounts Managed by the Portfolio Managers

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest.  For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts.  In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans.  The portfolio manager may have an incentive to favor these accounts over others.  If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.  The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The following tables show information regarding accounts (other than the Fund) managed by each named portfolio manager as of September 30, 2019:

Mark L. W. van der Zwan Ken Michlitsch Jarrod Quigley	Number of Accounts	Total Assets in Accounts ($ billion)
Registered Investment Companies	3	673.11
Other Pooled Investment Vehicles(1)	10	1,973.02
Other Accounts(1)	77	8,488.20

(1)Of these other accounts, 65 accounts with a total of approximately $6,368.73 billion in assets had performance-based fees.

(a)(2)(iv)                                               Conflicts of Interest

Potential Conflicts of Interest

The Investment Adviser and/or its affiliates (together “Morgan Stanley”) provide a broad array of discretionary and non-discretionary investment management services and products for institutional accounts and individual investors. In addition, Morgan Stanley is a diversified global financial services firm that engages in a broad spectrum of activities including financial advisory services, asset management activities, sponsoring and managing private investment funds, engaging in broker-dealer transactions and other activities. Investors should be aware that there will be occasions when Morgan Stanley may encounter potential conflicts of interest in connection with its investment management services. In that regard, former Morgan Stanley officers or directors may have investments in or serve as Board members or officers of one or more Platforms—the Investment Adviser will invest the Fund’s assets consistent with the Fund’s investment objective and strategy without respect to such investments or service by former Morgan Stanley officers or directors.

Other Accounts. In addition to responsibilities with respect to the management and investment activities of the Master Fund, the Investment Adviser and its affiliates may have similar responsibilities with respect to various other existing and future pooled investment vehicles and client accounts. Such other private investment funds, registered investment companies and any other existing or future pooled investment vehicles and separately managed accounts advised or managed by the Investment Adviser or any of its affiliates are referred to in this Prospectus collectively as the “Other Accounts.” The existence of such multiple vehicles and accounts necessarily creates a number of potential conflicts of interest.

Investment Activities of the Funds and Other Accounts. In the course of providing investment advisory or other services to Other Accounts, the Investment Adviser and its affiliates might come into possession of material, nonpublic information that affects the Investment Adviser’s ability to buy, sell or hold Master Fund investments. In addition, affiliates of the Investment Adviser might own, and effect transactions in, securities of companies which the Investment Adviser and/or its affiliates cover in investment research materials or to whom affiliates of the Investment Adviser provide investment banking services or make a market in such securities, or in which the Investment Adviser, its affiliates and their respective shareholders, members, managers, partners, directors, officers and employees have positions of influence or financial interests. As a result, such persons might possess information relating to such securities that is not known to the individuals of the Investment Adviser responsible for managing the Master Fund’s investments, or might be subject to confidentiality or other restrictions by law, contract or internal procedures.

The terms under which the Investment Adviser and its affiliates provide management and other services to Other Accounts may differ significantly from those applicable to the Master Fund. In particular, arrangements with certain Other Accounts might provide for the Investment Adviser and its affiliates to receive fees that are higher than the Advisory Fees payable by shareholders of the Master Fund. The Investment Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Master Fund, but may simultaneously manage Other Accounts for which the Investment Adviser receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Master Fund, which may create a conflict of interest.

Potential conflicts also may arise due to the fact that certain securities or instruments may be held in some Other Accounts but not in the Master Fund, or certain Other Accounts may have different levels of holdings in certain securities or instruments than those of the Master Fund. In addition, the Investment Adviser or its affiliates may give advice or take action with respect to the investments of one or more Other Accounts that may not be given or taken with respect to the Master Fund or Other Accounts with similar investment programs, objectives, and strategies. Accordingly, the Master Fund and Other Accounts with similar strategies may not hold the same securities or instruments or achieve the same performance. The Investment Adviser and its affiliates also may advise Other Accounts with conflicting programs, objectives or strategies. Different clients, including funds advised by the Investment Adviser or an affiliate, may invest in different classes of securities of the same issuer, depending on the respective client’s investment objectives and policies. As a result, the Investment Adviser and its affiliates may at times seek to satisfy their fiduciary obligations to certain Other Accounts owning one class of securities of a particular issuer by pursuing or enforcing rights on behalf of such Other Accounts with respect to such class of securities, and those activities may have an adverse effect on the Master Fund or certain Other Accounts, which may own a different class of securities of such issuer.

Allocation of Investment Opportunities between Funds and Other Accounts. The Investment Adviser expects to conduct the Master Fund’s investment program in a manner that is similar to the investment programs of certain of the Other Accounts, particularly where the investment objectives and policies of Other Accounts overlap (in whole or in part) with those of the Master Fund. However, there are or are expected to be differences among the Master Fund and the Other Accounts with respect to investment objectives, investment strategies, investment parameters and restrictions, portfolio management personnel, tax considerations, liquidity considerations, legal and/or regulatory considerations, asset levels, timing and size of investor capital contributions and withdrawals, cash flow considerations, available cash, market conditions and other criteria deemed relevant by the Investment Adviser and its affiliates (the nature and extent of the differences will vary from fund to fund). Furthermore, the Investment Adviser may manage or advise multiple Accounts (including Other Accounts in which Morgan Stanley and its personnel have an interest) that have investment objectives that are similar to the Master Fund and that may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Master Fund. This creates potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited.

Notwithstanding these differences, there may be circumstances where the Master Fund and all Other Accounts participate in parallel investment transactions at the same time and on the same terms. The Investment Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Master Fund and any Other Account. To the extent that the Investment Adviser seeks to acquire the same security at the same time for more than one client account, it may not be possible to acquire a sufficiently large quantity of the security, or the price at which the security is obtained for clients may vary. Similarly, clients may not be able to obtain the same price for, or as large an execution of, an order to sell a particular security when the Investment Adviser is trading for more than one account at the same time. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Master Fund invests, the Investment Adviser could be seen as harming the performance of the Master Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

Transactions with Affiliates. The Investment Adviser might purchase securities from underwriters or placement agents in which an affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. The Investment Adviser will not purchase securities on behalf of the Master Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the Investment Adviser on behalf of the Master Fund from an affiliate acting as a placement agent must meet the requirements of applicable law.

Furthermore, Morgan Stanley may face conflicts of interest when the Master Fund uses service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.

(a)(3)                                                                  Portfolio Manager Compensation Structure

Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

• Cash Bonus.

• Deferred Compensation:

•                  A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•                  IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by Investment Management. Portfolio managers are required to notionally invest a minimum of 25% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

•                  Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Investment Management compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•                  Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager

•                  Revenue and profitability of the Firm

•                  Return on equity and risk factors of both the business units and Morgan Stanley

•                  Assets managed by the portfolio manager

•                  External market conditions

•                  New business development and business sustainability

•                  Contribution to client objectives

•                  The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods.

•                  Individual contribution and performance

Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

(a)(4)                                                                  Securities Ownership of Portfolio Managers

As of September 30, 2019, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Mark L. W. van der Zwan:	None
Ken Michlitsch:	None
Jarrod Quigley:	None

ITEM 9.                                                PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.                                         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                         CONTROLS AND PROCEDURES.

(a)         The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)         There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.                                         DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.                                         EXHIBITS.

(a)

(1)                                 The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)                                 Certifications of Principal Executive Officer and Principal Financial Officer are attached to this report as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AIP ALTERNATIVE LENDING FUND P

By:	/s/ John H. Gernon
	Name:	John H. Gernon
	Title:	President
	Date:	December 6, 2019

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John H. Gernon
	Name:	John H. Gernon
	Title:	Principal Executive Officer
	Date:	December 6, 2019

By:	/s/ Noel Langlois
	Name:	Noel Langlois
	Title:	Principal Financial Officer
	Date:	December 6, 2019